UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2016

QUADRANT 4 SYSTEM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Illinois	33-42498	65-0254624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 E. Woodfield Road, Suite 205 S Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

(855) 995-7367
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)          On December 14, 2016, the Board of Directors of Quadrant 4 System Corporation (the “Company”) concluded that certain of the Company’s previously issued financial statements should no longer be relied upon in light of the matters previously disclosed in Item 8.01 of the Company’s Current Report on Form 8-K, filed on December 6, 2016, which is incorporated by reference into this Item 4.02(a), specifically the following financial statements:

(i)	for the fiscal year ended December 31, 2015, as filed in the Company’s Annual Report on Form 10-K on March 28, 2016 and on Form 10-K/A on September 23, 2016;
(ii)	for the fiscal year ended December 31, 2014, as filed in the Company’s Annual Report on Form 10-K on August 21, 2015;
(iii)	for the fiscal year ended December 31, 2013, as filed in the Company’s Annual Report on Form 10-K on March 17, 2014;
(iv)	for the quarterly period ended September 30, 2016, as filed in the Company’s Quarterly Report on Form 10-Q on November 14, 2016;
(v)	for the quarterly period ended June 30, 2016, as filed in the Company’s Quarterly Report on Form 10-Q on August 15, 2016;
(vi)	for the quarterly period ended March 31, 2016, as filed in the Company’s Quarterly Report on Form 10-Q on May 16, 2016;
(vii)	for the quarterly period ended September 30, 2015, as filed in the Company’s Quarterly Report on Form 10-Q on November 4, 2015;
(viii)	for the quarterly period ended June 30, 2015, as filed in the Company’s Quarterly Report on Form 10-Q on September 18, 2015;
(ix)	for the quarterly period ended March 31, 2015, as filed in the Company’s Quarterly Report on Form 10-Q on September 9, 2015;
(x)	for the quarterly period ended September 30, 2014, as filed in the Company’s Quarterly Report on Form 10-Q on November 12, 2014;
(xi)	for the quarterly period ended June 30, 2014, as filed in the Company’s Quarterly Report on Form 10-Q on August 13, 2014;
(xii)	for the quarterly period ended March 31, 2014, as filed in the Company’s Quarterly Report on Form 10-Q on May 14, 2014;
(xiii)	for the quarterly period ended September 30, 2013, as filed in the Company’s Quarterly Report on Form 10-Q on November 13, 2013;
(xiv)	for the quarterly period ended June 30, 2013, as filed in the Company’s Quarterly Report on Form 10-Q on August 13, 2013; and
(xv)	for the quarterly period ended March 31, 2013, as filed in the Company’s Quarterly Report on Form 10-Q on May 15, 2013 (collectively, the “Previously Issued Financial Statements”).

The Previously Issued Financial Statements do not fairly present the financial condition of the Company and will require restatement.  Similarly, all earnings releases, press releases, regulatory filings and investor communications referencing the Previously Issued Financial Statements should no longer be relied upon.

The Board of Directors has discussed the matters disclosed in this Item 4.02(a) with the Company’s independent auditors, L J Soldinger Associates, LLC. The Board has also informed the Company’s prior auditors for the affected periods, Schulman Lobel Zand Katzen Williams & Blackman LLP and Sassetti, LLC, of its determination.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 12, 2016, the Company announced that the Board of Directors appointed two current officers of the Company to new executive officer positions, in each case effective immediately: Robert Steele, formerly the President of the Company’s Health Division, has been appointed as Chief Executive Officer and Shekhar Iyer, formerly the President of the Company’s Education Division, has been appointed as Chief Operating Officer.  In their new roles, Mr. Steel and Mr. Iyer will report directly to the Board of Directors.

Mr. Steele, age 60, has served as President of the Company’s Health Division since June 2013, where he was responsible for providing IT services for healthcare, media, retail, and financial services clients. He is a technology industry veteran with over 30 years of experience focused on the insurance, employee benefits, and health care sectors.  He has founded several technology companies including the first Section 125 administration system to serve small and mid-market employers. Mr. Steele was named by the Atlanta Business Chronicle in the “Twenty Techies to Know” in a 2001 publication.  He also served in the Georgia General Assembly as an elected state representative in 1988.  He created the marketing magazine, “The SMAC Report,” which promoted the Company’s social, mobile, analytic, and cloud capabilities.  From 2008 until 2013, prior to joining the Company, Mr. Steele was Senior Vice President of Verisk Health located in Salt Lake City, Utah.  During his tenure at Verisk, he oversaw the development of a payer pipeline for claim overpayment and fraud prevention; closed over $150 million in contract revenues; and created a health plan industry magazine, Profiler, promoting strategies to prevent fraud, waste, and abuse. Mr. Steele was Vice President of Med-Vantage from 2006-2008, a technology firm focused on “Pay for Performance” and “Transparency” for health plans. Mr. Steele is a Chartered Financial Consultant and a Chartered Life Underwriter. He earned a B.S. from the University of North Alabama. Mr. Steele’s current employment terms provide for a base salary of $210,000 and a potential of up to $190,000 per year.  There are no reportable transactions between the Company or its affiliates and Mr. Steele, and he has no other business or family relationships with other officers or directors of the Company.

Mr. Iyer, age 64, has worked in the education technology sector for more than 35 years.  He served as President of the Company’s Education Division since January 2015, providing educational technology to assist local school districts and state programs. From October 2014 until December 2014, he was a consultant to the Company. He has been responsible for development of the Company’s Education Platform and Exchange, as well as instruction and intervention programs for K-12 students. From January 2006 until June 2014, Mr. Iyer was CEO of CORE ECS, Inc. USA. During his tenure at CORE, he directed the R&D of virtual reality 3D Immersive Visualization applications for higher education as well as K-12, a joint effort with the Center of Higher Learning at Stennis Space Center. He oversaw the total operations of CORE’s 700+ employees with over $115 million annual revenues. From January 1993 to December 2005, Mr. Iyer was the Founder and President of Enterprise Computer Services, a multimillion dollar firm focused on IT software solutions. He earned a Master of Science degree from the University of Bombay in 1974. Mr. Iyer’s base salary is $250,000 annually. There are no reportable transactions between the Company and Mr. Iyer, and he does not have any other business or family relationships with other officers or directors of the Company.

A copy of the Company’s press release announcing these officer appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 12, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRANT 4 SYSTEM CORPORATION

By:	/s/ Philip Firrek
Philip Firrek, Chairman

Date:  December 15, 2016

Index to Exhibits
Exhibit No.	Description of Exhibit

99.1	Press Release, dated December 12, 2016